The Advisors' Inner Circle Fund II

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                          KOPERNIK INTERNATIONAL FUND
                             Class A Shares: KGIRX
                (Class A Shares are not available for purchase)
                             Class I Shares: KGIIX

                     Summary Prospectus | February 8, 2017




Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://kopernikglobal.com/content/mutual-fund-kopernik-international-fund. You can also get this information at no cost by calling 1-855-887-4KGI (4544), by sending an e-mail request to funds@kopernikglobal.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated February 8, 2017, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Kopernik International Fund (the "Fund" or the "International Fund") seeks long-term growth of capital.

FUND FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold Class A Shares or Class I Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Fund. More information about these and other discounts is available from your financial professional and in the sections entitled "Front-End Sales Charges" and "Reduced Sales Charges" on pages 32 and 35 of the prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                  CLASS A       CLASS I
                                                                  SHARES        SHARES
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                              5.75%          N/A
----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage
 of the lower of the original purchase price or the net
 asset value at redemption)                                       0.75%(1)       N/A
----------------------------------------------------------------------------------------------

(1) You may be assessed a contingent deferred sales charge of 0.75% for purchases of Class A Shares over $1 million but less than $4 million, plus 0.50% of the amount over $4 million but less than $50 million, plus 0.25% of the amount over $50 million, if you redeem any of your Class A Shares within 18 months of purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                                  CLASS A       CLASS I
                                                                  SHARES        SHARES
----------------------------------------------------------------------------------------------
Management Fees                                                   0.90%          0.90%
----------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                             0.25%          None
----------------------------------------------------------------------------------------------
Other Expenses                                                    9.36%          9.36%
----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             10.51%         10.26%
----------------------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements(1)             (9.81)%        (9.81)%
----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses after Fee
 Reductions and/or Expense Reimbursements                         0.70%          0.45%
----------------------------------------------------------------------------------------------

(1) Kopernik Global Investors, LLC (the "Adviser") has contractually agreed to reduce its fees and/or reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and non-routine expenses (collectively, "Excluded Expenses")) from exceeding 0.70% of the Fund's Class A Shares' average daily net assets and 0.45% of the Fund's Class I Shares' average daily net assets until February 28, 2018 (the "Contractual Expense Limit"). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including Excluded Expenses) and the Contractual Expense Limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including Excluded Expenses) are below the Contractual Expense Limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund II (the "Trust"), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2018.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Class A Shares      $642        $2,545       $4,290        $7,877
--------------------------------------------------------------------------------
Class I Shares       $46        $2,025       $3,851        $7,638
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 50% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal market conditions, will invest primarily in equity securities of companies located throughout the world. The equity securities in which the Fund plans to invest include common and preferred stock, convertible securities, depositary receipts, real estate investment trust ("REIT") equity securities, and private placements. The Fund generally follows a multi-capitalization approach that focuses on mid- to large-capitalization companies, but the Fund may also invest in small capitalization companies. Investments in issuers located in emerging or frontier markets, which the Adviser defines as countries other than those classified as developed by MSCI, may comprise up to 50% of the Fund's net assets. No more than 35% of the Fund's net assets may be invested in securities of companies located in a single country. As a result of the Adviser's investment strategy, a large portion of the portfolio may be invested in a particular country or region. The Fund may invest up to 15% of its net assets in U.S. domiciled businesses that have significant business activities outside the United States, as determined by the Adviser.

In pursuing the Fund's investment objective, the Adviser seeks to achieve its investment objective through an active, research-driven, fundamentals-based, value-oriented investment process. The Adviser adheres to disciplined, value-driven investment strategies that emphasize securities chosen through in-depth research and follows those securities over time to assess whether they continue to meet the purchase rationale.

The Adviser selects equity securities through bottom-up fundamental research. The Adviser's research analysts continually evaluate companies within their defined investable universe based upon a variety of both qualitative and quantitative criteria. Quantitative measures include price-to-earnings, price-to-book value, price-to-sales, price-to-net present value, price-to-free cash flow, sustainable dividend yield and price-to-liquidation/ replacement value. The qualitative analysis assists the research team in producing an understanding of franchise quality, management strength, corporate strategy, barriers-to-entry, shareholder value orientation, operating and industry fundamentals and competitive advantage. The research-driven investment process seeks to add value through active management and by selecting securities of companies that, in the Adviser's opinion, are misperceived and undervalued by the market. The Adviser makes use of convertible securities on an opportunistic basis as an alternative to the underlying equity in addition to also considering securities across a company's capital structure, including debt.

The Adviser may sell a security when the Adviser believes that it has found a better alternative, the security's fundamentals have deteriorated, or the security's value has appreciated and approached the Adviser's estimated intrinsic value.

PRINCIPAL RISKS

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

CONVERTIBLE AND PREFERRED SECURITIES RISK -- Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

DEPOSITARY RECEIPTS RISK -- Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

EXCHANGE-TRADED FUNDS RISK -- The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities in which the ETF invests, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

FOREIGN CURRENCY RISK -- As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to foreign currency risk. Foreign currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

FOREIGN/EMERGING AND FRONTIER MARKET SECURITY RISK -- Non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging and frontier market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

GEOGRAPHIC FOCUS RISK -- To the extent that a large portion of its portfolio is invested in a particular country or region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within that country or region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

LIQUIDITY RISK -- Certain securities, including privately placed securities and securities of emerging or frontier market issuers, may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance.

PRIVATE PLACEMENTS RISK -- Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the

Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund's Class I Shares' performance for the 2016 calendar year and by showing how the Fund's Class I Shares' average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

As of the date of this prospectus, Class A Shares of the Fund have not commenced operations and therefore have no performance information to report. Class A Shares of the Fund would have substantially similar performance as Class I Shares because the shares are invested in the same portfolio of securities and the annual returns would generally differ only to the extent that the fees and expenses of Class A Shares are higher than the fees and expenses of Class I Shares, in which case the returns for Class A Shares would be lower than those of Class I Shares.

Updated performance information is available by calling 855-887-4KGI or by visiting the Fund's website at www.kopernikglobal.com.

                  [BAR CHART OMITTED - PLOT POINTS AS FOLLOWS]


                            2016           25.98%

                       BEST QUARTER     WORST QUARTER
                          14.37%           (3.07)%
                       (03/31/2016)      (12/31/2016)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2016

This table compares the Fund's average annual total returns for the periods ended December 31, 2016 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

KOPERNIK INTERNATIONAL FUND                                                 SINCE INCEPTION
                                                                1 YEAR         (06/30/15)
-----------------------------------------------------------------------------------------------
Fund Returns Before Taxes
-----------------------------------------------------------------------------------------------
   Class I Shares                                               25.98%            8.12%
-----------------------------------------------------------------------------------------------
Fund Returns After Taxes on Distributions
-----------------------------------------------------------------------------------------------
   Class I Shares                                               25.57%            7.84%
-----------------------------------------------------------------------------------------------
Fund Returns After Taxes on Distributions and Sale of Fund
Shares
-----------------------------------------------------------------------------------------------
   Class I Shares                                               14.95%            6.16%
-----------------------------------------------------------------------------------------------
MSCI All Country World Index ex-US (reflects no deduction
for fees, expenses or taxes)                                     4.50%           (3.51)%
-----------------------------------------------------------------------------------------------

INVESTMENT ADVISER

Kopernik Global Investors, LLC

PORTFOLIO MANAGERS

David B. Iben, Chief Investment Officer and Co-Portfolio Manager, has managed the Fund since its inception in 2015.

Mark McKinney, Co-Portfolio Manager, has managed the Fund since its inception in 2015.

PURCHASING AND SELLING SHARES

-----------------------------------------------------------------------------------------------------------------
                      CLASS A SHARES                         CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------
MINIMUM INITIAL       $3,000, except:                        $1,000,000, except:
INVESTMENT               o  The Fund reserves the right to       o  $250 for clients of financial
                            change or waive the                     intermediaries and family offices
                            minimum initial investment              that have accounts holding Class I
                            amount for Class A Shares in            Shares with an aggregate value of
                            their sole discretion,                  at least $1,000,000 (or that are
                            including for Shares                    expected to reach this level).
                            purchased through fee-based          o  No minimum initial investment
                            investment advisory or wrap             for certain employer-sponsored
                            fee programs.                           retirement plans and bank or
                                                                    broker-affiliated trust
                                                                    departments.
                                                                 o  The Fund reserves the right to change
                                                                    or waive the minimum initial
                                                                    investment amount for Class I Shares
                                                                    in their sole discretion, including for
                                                                    Shares purchased through fee-based
                                                                    investment advisory or wrap fee programs.
-----------------------------------------------------------------------------------------------------------------
MINIMUM               $250                                   None
SUBSEQUENT
INVESTMENT
-----------------------------------------------------------------------------------------------------------------

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day") by contacting the Fund directly by mail at: Kopernik Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Kopernik Funds, c/o DST Systems, 430 West 7th Street, Kansas City, MO 64105) or telephone at:
855-887-4KGI.

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

CLASS A SHARES OF THE FUND ARE CURRENTLY NOT AVAILABLE FOR PURCHASE.

TAX INFORMATION

The distributions made by the Fund generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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                                                                 KGI-SM-002-0300